Exhibit 23(a)

                                        CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-3 (Nos. 33-68762, 33-74638, 33-86720, 33-91918, 33-93466,
33-64289, 333-15165, 333-26155, 333-46818, 333-47359 and 333-80813) and Forms
S-8 (Nos. 333-38373, 333-96435 and 333-82046) of Pharmos Corporation of our
report dated February 8, 2002 relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP
New York, New York
April 11, 2002